UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2014

Mattersight Corporation

(Exact Name of Company as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 27, 2014, Mattersight Corporation (the “Company”), together with its wholly-owned subsidiaries Mattersight Europe Holding Corporation and Mattersight International Holding, Inc., as co-borrowers, entered into a Second Amendment to Amended and Restated Loan and Security Agreement with Silicon Valley Bank (the “Second Amendment”). The Second Amendment amends our financial covenants by reducing our tangible net worth requirement and adding a minimum revenue requirement.

In addition, on June 27, 2014, the Company, together with its wholly-owned subsidiaries Mattersight Europe Holding Corporation and Mattersight International Holding, Inc., as co-borrowers, entered into a Second Modification to Loan and Security Agreement with Partners for Growth IV, L.P. (the “Second Modification”). The Second Modification amends our financial covenants by eliminating the minimum EBITDA requirement, reducing our tangible net worth requirement, and reducing our minimum revenue requirements.

As a result of the Second Amendment and the Second Modification, the financial covenants in the underlying agreements now conform to each other.

The descriptions of the Second Amendment and the Second Modification contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1, and the Second Modification, which is filed as Exhibit 10.2, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Company

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1	Second Amendment to Amended and Restated Loan and Security Agreement between Silicon Valley Bank, Mattersight Corporation, Mattersight Europe Holding Corporation, and Mattersight International Holding, Inc., dated June 27, 2014.

10.2	Second Modification to Loan and Security Agreement between Partners for Growth IV, L.P., Mattersight Corporation, Mattersight Europe Holding Corporation, and Mattersight International Holding, Inc., dated June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: July 3, 2014	By:	/S/ MARK ISERLOTH
Mark Iserloth
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Loan and Security Agreement between Silicon Valley Bank, Mattersight Corporation, Mattersight Europe Holding Corporation, and Mattersight International Holding, Inc., dated June 27, 2014.

10.2	Second Modification to Loan and Security Agreement between Partners for Growth IV, L.P., Mattersight Corporation, Mattersight Europe Holding Corporation, and Mattersight International Holding, Inc., dated June 27, 2014.